CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Skibo Financial Corp.(the "Company") on Form 10-QSB for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Walter
G. Kelly, President and Chief Executive Officer, and Carol A. Gilbert, Chief Financial and Operating Officer, Treasurer and Secretary, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ Walter G. Kelly                          /s/ Carol A. Gilbert
-------------------------------------        --------------------------------------------
President and Chief Executive Officer        Chief Financial and Operating Officer,
(Principal Executive Officer)                Treasurer and Secretary
                                             (Principal Financial and Accounting Officer)

Date: January 30, 2003                       Date: January 30, 2003
